Q3 Investor Overview November, 2023 NEO:JET | NEO: JET.B | OTCQB:JETMF GLOBALX IS A HIGH GROWTH AIRCRAFT OPERATOR WITH A UNIQUE AND RESILIENT BUSINESS MODEL SERVING THE CHARTER AND CARGO SECTORS Exhibit 99.2

DISCLAIMER This presentation was prepared by Global Crossing Airlines Group Inc. (the “Company”) as a general presentation aimed solely at providing information about the Company, its operations and financial results. You should not rely upon it or use it to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction (the "Possible Transaction") or otherwise. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided together herewith. You and your directors, officers, employees, agents and affiliates (collectively, the "Recipient") must hold this document and any oral information provided in connection with this document in strict confidence and may not communicate, reproduce, distribute or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. If you are not the intended recipient of this document, please delete and destroy all copies immediately. The information contained in the presentation is provided for purposes of convenience only; it neither constitutes a basis for making any investment decision nor does it substitute an independent collection and analysis of information. Moreover, it does not constitute a recommendation, an offer to sell and/or a solicitation or invitation of an offer to buy or subscribe for any securities of the Company or any of its subsidiaries or affiliates, nor shall there be any offer or sale of securities in any state or jurisdiction in which such offer or sale would be unlawful, nor a substitute for independent judgment or independent collection and analysis of information on the part of any investor. It is expected that if any securities are ultimately offered and sold by the Company, investors in such securities will conduct their own independent investigation of the Company and the terms of any such securities, as well as the data, assumptions, estimates, appraisals, methodologies and projections contained or referred to in this presentation. Any securities described herein have not been registered under the Securities Act of 1933 (the “Securities Act”) and may not be offered or sold in the United States or to U.S. Persons (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved any securities discussed herein or determined if the information is truthful or complete. Any representation to the contrary is a criminal offense. The information and details contained in this presentation are partially provided and presented in a condensed form solely for convenience purposes. You should not assume that any information in this presentation is accurate as of any date other than the date hereof or otherwise specified herein. Except for historical information, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. Do not unduly rely on forward-looking statements, which give only expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made and are subject to risks and uncertainties (including those risks detailed in the Company’s most recent annual report on Form 10-K and other continuing reports filed with the U.S. Securities and Exchange Commissions) that could cause the Company’s actual results may differ materially from the results discussed in such forward-looking statements. The Company is not under any obligation, and expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. In this presentation, the Company also presents certain non-GAAP measures, including EBITDA, EBITDAR and FCF, that are not required by, or presented in accordance with, GAAP. While the Company believes these are useful metrics, companies use these metrics for differing purposes and they are often calculated in ways that reflect the particular circumstances of those companies. You should exercise caution in comparing the non-GAAP metrics reported in this presentation to such metrics or other similar metrics as reported by other companies. The Company’s non- GAAP metrics have limitations as analytical tools, and you should not consider them in isolation. Some of the information contained herein includes forecasts and/or assessments based on data held by the Company as of the date hereof, as well as the Company's estimates and projections, which constitute forward-looking information. The Company has no assurance that such forecasts and/or assessments will be realized, either fully or partially, due to, among other things, the fact that they depend on external and macroeconomic factors, without the Company being able to affect them, or only partially being able to affect them, and they further depend on changes in general market conditions, regulatory changes or materialization of any of the Company's risk factors. The Company is not obligated to update or modify any such forecast and/or assessment in order to reflect events or circumstances occurring after the date of the presentation. Furthermore, the presentation contains estimates and other statistics based on external sources whose contents have not been independently reviewed by the Company, and therefore the Company is not responsible for the veracity thereof. Upon receipt of this presentation, Recipient acknowledges that Jefferies has not made, and will not make, any representations and warranties with respect to accuracy or completeness of the information contained in this presentation, the Company or the Possible Transaction, and Recipient will not rely on any statements made by C o m p a n y , orally or in writing, to the contrary. Recipient acknowledges that (i) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments such as the Possible Transaction, (ii) it will be responsible for conducting its own due diligence investigation with respect to the Company and any Possible Transaction, (iii) if it (including any investment fund or funds it manages or advises) acquires any securities of the Company, it will be doing so based on the results of its own due diligence investigation of the Company, (iv) if it determines to pursue an investment in a Possible Transaction, it will negotiate the Possible Transaction directly with the Company, and Jefferies will not be responsible for the ultimate success of any such investment and (v) the decision to invest in a Possible Transaction will involve a significant degree of risk, including a risk of total loss of such investment. In light of the foregoing, to the fullest extent permitted by law, Recipient releases Jefferies, its employees, officers and affiliates from any liability with respect to Recipient’s participation, or proposed participation, in the Possible Transaction.

GLOBALX AT A GLANCE Q3 HIGHLIGHTS Q3 FINANCIAL RESULTS FLEET UPDATE 2023 OUTLOOK INVESTOR UPDATE AGENDA

GLOBAL CROSSING AIRLINES GROUP (“GLOBALX”) AT A GLANCE GlobalX is the fastest growing North American domestic and international hybrid charter / cargo airline Serves both passenger charter (including government, sports and other passenger missions) and cargo markets Headquartered in Miami, FL (MIA) GlobalX operates a fleet of 12 aircraft (10 PAX / 3 Cargo) as of October 15, 2023 and is projected to grow to 18 aircraft by year end Actively transitioning fleet towards equal mix between passenger and cargo aircraft totalling 50 by 2025 Growth catalyst - recently closed financing of $35 M USD with strategic partner Eliminates need for short & mid-term equity Projected $150 M + revenue with positive EBITDA, EBITDAR in Q4 – 95% contracted Lucrative long term robust contracts and relationships in place and nearly recession proof Ahead of current pilot shortages with 125+ active or in training Increasing aircraft utilization and block hour rates In the business of selling the “whole plane” with no fuel cost risk Highly attractive valuation ~ $40 M USD market cap

SIGNIFICANT MOMENTUM UNDERPINNED BY RECENT ACCOMPLISHMENTS Recruited & Retained Experienced Pilots Acquired Key Industry Certifications Expanded Capacity Expanded Aircraft Fleet 13 Aircraft Under Operating Certificate 8 Aircraft to be Delivered in Q4/Q1 24 Proven Operational Performance 25,300+ Block Hours Flown 120 Pilots Hired & Trained FLL Hangar Fully Funded / Lease Agreement Approved Expanded Flight Routes & Geographic Reach FULL 121 Flag, Domestic & Supplemental Certifications

Q3 HIGHLIGHTS Closed a $35 million debt facility. Signed LOIs for two A320 passenger aircraft and one A321 passenger aircraft. Increased our pilot headcount from 60 to 120. Flew over 1,800 block hours under a wet lease for TUI, one of the largest leisure carriers in Europe. Took delivery of one A319 intended for VIP configuration. A third A321 freighter was delivered in late September. Complete the financing and signed the lease for the maintenance facility to be built at Ft. Lauderdale Int’l Airport Booked over 1,100 hours for NCAA Basketball including 9 of the top 20 Men’s and Women's basketball programs for the 2023/2024 season

2 02 3 E A nt i c i p a t e d R e v e n u e M i x by C har t e r & C ar go C ont r a c t s FREQUENT FLYERS Government Airlines Brokers & Tour Concerts NCAA Collegiate Sports Cargo 40% OF ANTICIPATED REVENUE IS DERIVED FROM LONG TERM CONTRACTS AND 2/3 OF CONTRACTS ARE WITH BLUE- CHIP, REPEAT CLIENTS

Q3 WAS INCREDIBLY STRONG 115 103 120 114 92 116 150 117 97 131 232 196 134 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Avg BLH per/AC

FLIGHT BLOCK HOURS & QUARTERLY REVENUES

EBITDAR Earnings Before Interest, Taxes, Depreciation, Amortization and Rent Key metric in aviation to properly compare airlines who purchase aircraft vs lease aircraft $7.6M EBITDA Earnings Before Interest, Taxes, Depreciation, Amortization $(1.7M) Q3 2023 RESULTS $42.6M REVENUE

p11. Making progress to economies of scale Revenue growth (35%) exceeded cost growth for almost all cost categories Maintenance is tied to flight activity, still grew at a lower rate than operated hours Q3 2023 Q2 2023 Change % change Operating Revenue 42,576,899 31,475,076 11,101,823 35% Salaries, Wages, & Benefits 15,040,396 12,139,960 2,900,436 24% Aircraft Fuel 5,742,979 6,087,480 -344,501 -6% Maintenance, materials and repairs 2,982,627 1,766,857 1,215,770 69% Depreciation and amortization 565,571 443,016 122,555 28% Contracted ground and aviation services 4,695,291 5,201,126 -505,835 -10% Travel 1,554,446 1,346,980 207,466 15% Insurance 1,218,818 1,245,258 -26,440 -2% Aircraft Rent 9,400,014 6,830,359 2,569,655 38% Other 3,706,751 3,190,502 516,249 16% Total Operating Expenses 44,906,891 38,251,539 6,655,352 17% Operating Loss -2,329,992 -6,776,462 4,446,470 -66% Block Hours Operated 6,506 3,585 2,921 81%

AIRCRAFT DELIVERY PLAN

Base Plan

1. N285GX – A320P – #9 – Delivered
2. N411GX – A321F – #2 – Delivered

Expected Plan

1. N287GX – A319P – #10 – Delivered
2. N412GX – A321F – #3 – Q4
3. N288GX – A320P – #11 – Q4
4. N453GX – A320P – #12 – Q4
5. N454GX – A321F – #4 – Q4
6. N436GX – A321F – #5 – Q4


CARGO


GCA

OUTLOOK 2023 Confirming 2023 revenue forecast $150+ Million with over 95% contracted 17,000 hours contracted for 2023 to date with the potential to contract up to 1,800 additional hours depending on aircraft delivery dates This compares to 10,615 total hours contracted in 2022 2023 fleet size target @ year end Passenger –13 aircraft Cargo – 3-5 aircraft

NEO:JET | NEO: JET.B | OTCQB:JETMF With the Axar financing there is no pressing need to raise capital The only hurdle for uplisting is the requirement to have positive shareholder equity This can be achieved through profitable operations or equity raises CAP TABLE COMMON 39,332,164 CLASS A 5,537,313 CLASS B 12,968,208 Apr 28, 2021 Equity Financing 7,537,313 1.50 29-Apr-26 Mar 28, 2022 Debenture Financing 4,838,707 1.24 28-Mar-24 August 2, 2023 Note Offering 10,000,000 1.0 30-Jun-30 Total Options 470,668 Total RSUs 5,073,932 Total Outstanding Shares 57,837,685 Fully Diluted 85,758,305 UP-LISTING

Supportive Market Dynamics Capitalize on Cargo Growth and Pent-Up Passenger Demand Contracted Revenues Major Long-term Contracts Providing Significant Revenue Visibility Fleet Growth Fleet is Expected to Reach 50 Aircraft by 2025 Ramp of Cargo Business Increased Exposure to Long-term Contracts with High Margins and Cashflows GLOBALX IS POISED FOR CONTINUED GROWTH

THANKS FOR YOUR TIME GLOBALX IS A HIGH GROWTH AIRCRAFT OPERATOR WITH A UNIQUE AND RESILIENT BUSINESS MODEL SERVING THE CHARTER AND CARGO SECTORS Global Crossing Airlines Building 5A Miami Int'l Airport ryan.goepel@globalxair.com 786.751.8503